Merrill Lynch	COMPUTATIONAL MATERIALS FOR SEMT 2005-2

Computational Materials

$338,554,000 (Approximately)

Offered Certificates

Sequoia Mortgage Trust Series 2005-2

Mortgage Pass-Through Certificates

Adjustable Rate Residential Mortgage Loans

RWT Holdings, Inc.

Seller

Sequoia Residential Funding, Inc.

Depositor

Wells Fargo Bank, N.A.

Master Servicer and Custodian

February 15, 2005

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

The attached tables and other statistical analyses (the "Computational Materials") are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities or any of its affiliates. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that residential mortgage-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

FOR ADDITIONAL INFORMATION PLEASE CALL:

Banking/ Deal Management
Matt Whalen	(212)	449-0752
Paul Park	(212)	449-6380
Tom Saywell	(212)	449-2122
Alan Chan	(212)	449-8140
Fred Hubert	(212)	449-5071
Alice Chang	(212)	449-1701
Sonia Lee	(212)	449-5067
Oleg Saitskiy	(212)	449-1901
Keith Singletary	(212)	449-9431
Calvin Look	(212)	449-5029
Trading
Scott Soltas	(212)	449-3659
Charles Sorrentino	(212)	449-3659
Colin Sheen	(212)	449-3659
Edgar Seah	(212)	449-3659

DEAL STRUCTURE SUMMARY:

SEQUOIA MORTGAGE TRUST 2005-2
Mortgage Pass-Through Certificates
$338,554,000 (Approximate, Subject to Final Collateral)
Offered Certificates
Adjustable Rate Residential Mortgage Loans

Class	Principal Balance (1)	WAL (Yrs) (Call/Mat)(2)	Pymt Window (Months) (Call/Mat)(2)	Certificate Interest Rates	Tranche Type	Expected Rtgs S&P/Moody’s/Fitch

A-1	$202,478,000	3.93/4.27	1 – 123 / 1 – 359	Floater (3)	Senior	AAA/Aaa/AAA
A-2	$126,792,000	3.93/4.27	1 – 123 / 1 – 358	Floater (4)	Senior	AAA/Aaa/AAA
X-A	$329,270,000 (5) (6)				Notional/Senior	AAA/Aaa/AAA
X-B	$9,284,000 (5) (7)				Notional/Senior	AAA/Aa2/AAA
A-R	$100	Information Not Provided Hereby			Residual	AAA/Aaa/AAA
B-1	$6,018,000				Subordinate	AA/Aa2/AA
B-2	$3,266,000				Subordinate	A/A2/A
B-3	$1,891,000				Subordinate	BBB/Baa2/BBB
B-4	$1,203,000				Subordinate	BB/Ba2/BB
B-5	$687,000				Subordinate	BB-/B2/B
B-6	$1,550,971				Subordinate	NR/NR/NR
Total	$343,886,071

 (1)

Distributions on the Class A-1 Certificates will be primarily derived from one-month and six-month LIBOR adjustable rate mortgage loans ("Group 1 Mortgage Loans', as described herein). Distributions on the Class A-2 Certificates will be primarily derived from six-month LIBOR adjustable rate mortgage loans ("Group 2 Mortgage Loans", as described herein). Distributions on the Subordinate Certificates will be derived from all Mortgage Loans (as described herein). Class sizes are subject to final collateral and rating agency approval and are subject to a +/-10% variance.

(2)

The WAL and Payment Windows to Call for the Class A-1, Class A-2, Class B-1 and Class B-2 Certificates are shown to the Clean-Up Call Date at pricing speed of 20% CPR. The WAL and Payment Windows to Maturity for the Class A-1, Class A-2, Class B-1 and Class B-2 Certificates are shown at pricing speed of 20% CPR (as described herein).

(3)

The Class A-1 Certificates will initially have an interest rate equal to the least of (i) One-Month LIBOR plus [ j bps (which margin doubles on the first distribution date after the Clean-Up Call Date (as described herein)), (ii) the Group 1 Net WAC (as described herein) and (iii) 11.50%.

(4)

The Class A-2 Certificates will initially have an interest rate equal to the least of (i) Six-Month LIBOR plus [ ] bps (which margin doubles on the first distribution date after the Clean-Up Call Date (as described herein)), (ii) the Group 2 Net WAC (as described herein) and (iii) 11.50%. In the case of the Class A-2 Certificates, Six-Month LIBOR will reset every 6 months beginning with the first accrual period.

(5)

Balances shown with respect to the Class X-A and Class X-B Certificates are notional balances. Such classes are interest-only certificates and will not be entitled to distributions of principal.

(6)

The balance shown is the combined initial notional amount of the two components that make up the Class X-A certificates. The notional amount of the Class X-A Certificates for any Distribution Date is equal to the aggregate class principal amounts of the Class A-1 and Class A-2 Certificates, immediately prior to such distribution date. Interest will accrue on the Class X-A Certificates as described in the Prospectus Supplement.

(7)

The notional amount of the Class X-B for any distribution date is equal to the aggregate principal amounts of the Class B-1 and Class B-2 Certificates immediately prior to such distribution date. Interest will accrue on the Class X-B Certificates as described in the Prospectus Supplement.

Depositor.	Sequoia Residential Funding, Inc.

Joint Lead Managers:	Merrill Lynch, Pierce, Fenner & Smith Incorporated and Banc of America Securities LLC

Co-Managers:	Greenwich Capital Markets, Inc. and Morgan Stanley & Co. Incorporated

Master Servicer	Wells Fargo Bank, N.A.

Trustee:	HSBC Bank USA.

Custodian:	Wells Fargo Bank, N.A.

Rating Agencies:	S&P, Moody's and Fitch will rate the Offered Certificates. It is expected that the Certificates will be assigned the credit ratings on page 4 of this Preliminary Term Sheet

Cut-off Date:	February 1, 2005.

Pricing Date:	On or about February [16], 2005.

Closing Date:	On or about February [24], 2005.

Distribution Dates:	The 20th day of each month (or if not a business day, the next succeeding business day), commencing in March 2005.

Certificates:

The "Senior Certificates" will consist of the Class A-1 and Class A-2 (together, the "Class A Certificates"), the Class X-A and Class X-B (together, the "Class X Certificates") and Class A-R Certificates. The "Subordinate Certificates" will consist of the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates. The Senior Certificates and the Subordinate Certificates are collectively referred to herein as the "Certificates".

Offered Certificates:

Only the Class A-1, Class A-2, Class X-A, Class X-B, Class B-1, Class B-2 and Class B-3 Certificates (collectively, the "Publicly Offered Certificates") are being offered publicly. The Class A-1 and Class A-2 Certificates are being offered hereby.

Accrued Interest.	The Class X-A Certificates will settle with accrued interest. The Class A-1, Class A-2, Class B-1 and Class B-2 Certificates will settle flat.

Accrual Period:

The interest accrual period (the "Accrual Period") with respect to the Class A-1, Class A-2, Class B-1 and Class B-2 Certificates for each Distribution Date will be the period beginning on the 20th day of the month prior to such Distribution Date (or, in the case of the first Distribution Date, the Closing Date) and ending on the 19th day of the month of such Distribution Date on a 30/360 basis. The interest accrual period for the Class X-A Certificates for each Distribution Date will be the calendar month immediately preceding the month in which the Distribution Date occurs on a 30/360 basis.

Registration:	The Offered Certificates will be made available in book-entry form through DTC, and upon request only, through Clearstream, Luxembourg and the Euroclear system.

Federal Tax Treatment.	It is anticipated that the Offered Certificates will represent ownership of REMIC regular interests along with rights under interest rate cap agreements held outside the REMIC for tax purposes.

ERISA Eligibility:

The Offered Certificates are expected to be ERISA eligible. Prospective investors should review with their legal advisors whether the purchase and holding of any of the Offered Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA or other similar laws.

SMMEA Treatment:	The Senior Certificates (other than the Class A-R Certificates) and the Class B-1 Certificates are expected to constitute "mortgage related securities" for purposes of SMMEA.

Clean-Up Call:

The terms of the transaction allow for an optional termination of the trust and retirement of the Certificates on the date (the "Clean-Up Call Date") on which the aggregate principal balance of the Mortgage Loans is equal to 10% or less of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date.

Pricing Prepayment Speed:	The Offered Certificates will be priced to a prepayment speed of 20% CPR.

Mortgage Loans:

The trust will consist of 2 groups of approximately 921 adjustable rate, prime quality mortgage loans secured by first liens on one- to four-family residential properties. The information on the Mortgage Loans described herein is based on the pool of approximately $343,886,072 aggregate principal balance of Mortgage Loans as of January 1, 2005 ("Statistical Calculation Date"). Approximately 31.49% and 68.51% of the Mortgage Loans are one-month LIBOR indexed and six-month LIBOR indexed Mortgage Loans, respectively.

Group 1 Mortgage Loans:	As of the Statistical Calculation Date, the Group 1 Mortgage Loans have an aggregate principal balance of approximately $211,465,418, which equals approximately 61.49% of the Mortgage Loans.

Approximately 51.21% and 48.79% of the Group 1 Mortgage Loans are one-month and six-month LIBOR indexed Mortgage Loans, respectively. Approximately 7.40% and 92.22% of the Group 1 Mortgage Loans are scheduled to pay interest only for the first 5 and 10 years, respectively. After such 5-year or 10-year interestonly term, the Mortgage Loans are scheduled to amortize on a 25-year, 20-year or 15-year fully amortizing basis.

Group 2 Mortgage Loans:

As of the Statistical Calculation Date, the Group 2 Mortgage Loans have an aggregate principal balance of approximately $132,420,654, which equals approximately 38.51 % of the Mortgage Loans.

All of the Group 2 Mortgage Loans are six-month LIBOR indexed Mortgage Loans. Approximately 13.55% and 86.16% of the Group 2 Mortgage Loans are scheduled to pay interest only for the first 5 and 10 years, respectively. After such 5-year or 10-year interest-only term, the Mortgage Loans are scheduled to amortize on a 25year, 20-year or 15-year fully amortizing basis.

Group Subordinate Amount.

For any Distribution Date and for each Group, the excess of the aggregate of the principal balances of the Mortgage Loans in such Group at the beginning of the related collection period over the Principal Balance of the related Class A Certificates immediately before such Distribution Date.

Delay Days	The Class X-A Certificates will have 19 delay days. The Class A-1, Class A-2, Class B1 and Class B-2 Certificates will have 0 delay days.

Net WAC Caps

In the case of the Class A-1 and Class A-2 Certificates, the weighted average of the net mortgage rates for the Mortgage Loans in the related Group; in the case of the Class B-1 and Class B-2, the weighted average of the net mortgage rates for the Mortgage Loans in all Groups, weighted on the basis of the related Group Subordinate Amount for each Group.

The Class A-1, Class B-1 and Class B-2 Certificates will have a Certificate Interest Rate equal to the least of (i) one-month LIBOR plus the related margin, (ii) the related Net WAC Cap and (iii) 11.50%.

The Class A-2 Certificates will have a Certificate Interest Rate equal to the least of (i) the six-month LIBOR plus the related margin, (ii) the related Net WAC Cap and (iii) 11.50%.

If on any Distribution Date, the Certificate Interest Rate of the Class A-1 or Class A2 Certificates is subject to the related Net WAC Cap, such Certificates become entitled to payment of an amount equal to the sum of (i) the excess of (a) interest accrued at the respective Certificate Interest Rate (without giving effect to the related Net WAC Cap) over (b) the amount of interest received on such Certificates based on the related Net WAC Cap, plus (ii) the unpaid portion of any such excess from previous Distribution Dates (and any interest thereon at the then applicable Certificate Interest Rate without giving effect to the related Net WAC Cap (together, a "Net WAC Shortfall") from amounts on deposit in the Reserve Fund. If on any Distribution Date, the Certificate Interest Rate of the Class B-1 or Class B2 Certificates is subject to the Net WAC Cap, such Certificates will be entitled to payment of an amount equal to the excess of the (i) interest accrued at the respective Certificate Interest Rate (without giving effect to the Net WAC Cap) over (ii) the amount of interest received on such Certificates based on the Net WAC Cap, together with the unpaid portion of any such excess from previous Distribution Dates (and any interest thereon at the then applicable Certificate Interest Rate without giving effect to the Net WAC Cap) (together, a "Net WAC Shortfall") from amounts on deposit in the Reserve Fund.

Reserve Fund

As of the Closing Date, the "Reserve Fund" will be established on behalf of the Class A-1, Class A-2, Class B-1 and Class B-2 Certificates (together, the "LIBOR Certificates"). The Reserve Fund will be funded with any excess interest available as described in "Certificates' Priority of Distributions" herein. The Reserve Fund will not be an asset of the REMIC. On any Distribution Date, the LIBOR Certificates will be entitled to receive payments from the Reserve Fund in an amount equal to the related Net WAC Shortfall amount for such Distribution Date, if any. Amounts otherwise distributable in respect of the Class X-A Certificates will instead be deposited into the Reserve Fund and distributed to the Class A-1 and Class A-2 Certificates from the related Reserve Fund, to the extent of any Net WAC shortfall amounts for such Classes. Amounts otherwise distributable in respect of the Class X-B Certificates will be instead deposited into the Reserve Fund and distributed to the Class B-1 and Class B-2 Certificates, in that order, to the extent of any Net WAC Shortfall amounts for such Classes. Any amounts remaining in the Reserve Fund after such distribution will be distributed to the related Class X Certificates.

Credit Enhancement:	Senior/subordinate, shifting interest structure

	Certificates	S&P/Moody's/Fitch	Bond Sizes*	Initial Subordination*
	Senior Certificates	AAA/Aaa/AA	95.75%	4.25%
	Class B-1	AA/Aa2/AA	1.75%	2.50%
	Class B-2	A/A2/A	0.95%	1.55%
* Preliminary and subject to revision.

Shifting Interest:

Until the Distribution Date occurring in March 2015, the Subordinate Certificates will be locked out from receipt of all scheduled and unscheduled principal (unless the Senior Certificates are paid down to zero or the credit enhancement provided by the Subordinate Certificates has doubled prior to such date as described below). After such time and subject to standard collateral performance triggers (as described in the prospectus supplement), the Subordinate Certificates will receive their pro-rata share of scheduled principal and increasing portions of principal prepayments. There is no scheduled principal due on certain of the Mortgage Loans for the first five years and for other Mortgage Loans for the first ten years following origination.

The prepayment percentages on the Subordinate Certificates are as follows:

	March 2005 - February 2015 March 2015 - February 2016 March 2016 - February 2017 March 2017 - February 2018 March 2018 - February 2019 March 2019 and after	0% Pro Rata Share 30% Pro Rata Share 40% Pro Rata Share 60% Pro Rata Share 80% Pro Rata Share 100% Pro Rata Share

Notwithstanding the foregoing, if the credit enhancement provided by the Subordinate Certificates reaches twice the initial subordination, all principal (scheduled principal and prepayments) will be paid pro-rata between the Senior and Subordinate Certificates (subject to performance triggers). However, if the credit enhancement provided by the Subordinate Certificates has reached twice the initial subordination prior to the Distribution Date in March 2008 (subject to performance triggers), then the Subordinate Certificates will be entitled to only 50% of their pro-rata share of principal (scheduled principal and prepayments).

Any principal not allocated to the Subordinate Certificates will be allocated to the Senior Certificates. In the event the current senior percentage for a group (aggregate principal balance of the related class of Class A Certificates, divided by the aggregate principal balance of the Mortgage Loans in that group) exceeds the initial senior percentage for such group (aggregate principal balance of the related Class of Class A Certificates as of the Closing Date, divided by the aggregate principal balance of the Mortgage Loans in that group as of the Cut-off Date), each class of Class A Certificates will receive all principal prepayments from the Mortgage Loans in that group regardless of any prepayment percentages as described above.

Allocation of Realized Losses:

Any realized losses, on the Mortgage Loans will be allocated as follows: first, to the Subordinate Certificates in reverse order of their alpha numerical Class designations, in each case until the respective class principal balance has been reduced to zero; thereafter, to the related Class A Certificates, pro rata, in reduction of their respective certificate principal balances.

Certificates' Priority of Distributions:	Available funds from the Mortgage Loans will be distributed in the following order of priority:

1)

Class A, Class X and Class A-R Certificates, accrued and unpaid interest at the related Certificate Interest Rate, from the related Mortgage Loans; provided that, to the extent of any Net WAC Shortfall amount for such Distribution Date with respect to each of the LIBOR certificates, the amount of interest otherwise distributable to the related Class X Certificates shall be deposited in the Reserve Fund.

2)

Class A-R Certificates, principal allocable to such class.

3)

Concurrently to the Class A Certificates:

Class A-1 and Class A-2 Certificates, generally based on principal collected on the related Mortgage Loans, until their respective class principal amounts are reduced to zero.*

4)

Class B-1 Certificates, accrued and unpaid interest at the related Certificate Interest Rate.

5)

Class B-1 Certificates, principal allocable to such class.

6)

Class B-2 Certificates, accrued and unpaid interest at the related Certificate Interest Rate.

7)

Class B-2 Certificates, principal allocable to such class.

8)

Class A-1 and Class A-2 Certificates, the related Net WAC Shortfall amount, from the Reserve Fund.

9)

Class B-1 Certificates, the related Net WAC Shortfall Amount, from the Reserve Fund.

10)

Class B-2 Certificates, the related Net WAC Shortfall Amount, from the Reserve Fund.

11)

Class X Certificates, the excess amounts related to each Class X Certificate, from the Reserve Fund.

12)

Class B-3, Class B-4, Class B-5 and Class B-6 Certificates, in sequential order,

accrued and unpaid interest at the related Certificate Interest Rate and the respective shares of principal allocable to such classes.

13)

Class A-R Certificate, any remaining amount.

*In certain limited circumstances described in the prospectus supplement, Senior Certificates may receive principal from an unrelated Mortgage Loan group, to the extent not received from the related Mortgage Loan group.

Group 1 Net WAC Cap Schedule for Class A-1
Group 2 Net WAC Cap Schedule for Class A-2
Subordinate Net WAC Cap Schedule for Class B-1 and Class B-2

            Assumptions:

20% CPR

Hard Cap: 11.50%

To Call

Initial 1 Month LIBOR: 2.59000% Initial

6 Month LIBOR: 3.03130%

Assumed Mortgage Loan Characteristics
(as of the Cut-off Date)

Mortgage Pool	Loan Type	Principal Balance($)	Current Mortgage Rate(%)	Current Net Mortgage Rate(%)	Original Term to Maturity (Months)	Remaining Term to Maturity (Months)	Remaining Interest Only Term (Months)	Gross Marqin(%)	Minimum Mortgage Rate(%)	Maximum Mortgage Rate(%)	Periodic Rate Cap(%)	Rate Reset Freq (Months)	Next Rate Adjustment Date (Months)

1	1 ML	643,400.00	3.37500	2.98250	360	355	55	1.87500	1.87500	12.00000	N/A	1	1
1	1 ML	107,656,039.47	3.89766	3.50434	330	329	119	1.58062	1.58062	11.98563	N/A	1	1
1	6 ML	791,449.62	4.27577	3.83327	360	353	0	2.75000	2.75000	9.27735	1.00000	6	5
1	6 ML	14,373,826.31	3.88885	3.49635	360	359	59	2.11719	2.11719	12.00000	N/A	6	6
1	6 ML	636,000.00	3.25000	2.80750	360	358	58	1.25000	1.25000	12.00000	6.00000	6	4
1	6 ML	67,258,429.51	4.23001	3.83751	330	329	119	1.75240	1.75240	12.00397	N/A	6	5
1	6 ML	761,500.00	3.54645	3.10395	360	357	117	1.84291	1.84291	11.58191	1.00000	6	3
1	6 ML	19,344,772.65	3.95445	3.51195	360	356	116	1.89335	1.89335	11.95813	6.00000	6	4
2	6 ML	378,770.88	3.87500	3.43250	360	355	0	2.75000	2.75000	9.88000	1.00000	6	1
2	6 ML	16,546,109.50	3.87673	3.48423	360	358	58	2.06927	2.06927	12.00000	N/A	6	5
2	6 ML	400,468.00	3.99000	3.54750	360	358	58	1.87500	1.87500	15.99000	1.00000	6	4
2	6 ML	998,050.00	4.45543	4.01293	360	356	56	1.95792	1.95792	12.00000	6.00000	6	6
2	6 ML	84,552,282.06	4.16511	3.77226	337	336	119	1.67595	1.67595	12.00691	N/A	6	5
2	6 ML	1,885,000.00	3.64421	3.20171	360	357	117	2.03350	2.03350	10.87762	1.00000	6	3
2	6ML	27,659,973.65	3.80103	3.35853	360	356	116	1.85510	1.85510	12.00000	6.00000	6	3

The Group 1 Net WAC Cap and Group 2 Net WAC Cap are calculated using the assumptions on page 11. In addition, 1 Month LIBOR and 6 Month LIBOR each increase to 20% after the first period.

Distribution Period	Group 1 Net WAC Cap(1) (2)	Group 2 Net WAC Subordinated Net
		Cap(2)	WAC Cap(1)(2)
1	3.61%	3.64%	3.62%
2	3.75%	3.64%	3.71%
3	7.75%	3.64%	6.17%
4	7.75%	4.91%	6.66%
5	8.32%	4.92%	7.01%
6	10.80%	10.94%	10.85%
7	11.35%	10.98%	11.21%
8	11.35%	10.99%	11.21%
9	11.35%	10.99%	11.21%
10	11.35%	11.46%	11.39%
11	11.50%	11.46%	11.50%
12	11.50%	11.46%	11.50%
13	11.50%	11.47%	11.50%
14	11.50%	11.48%	11.50%
15	11.50%	11.48%	11.50%
16	11.50%	11.49%	11.50%
17	11.50%	11.49%	11.50%
18	11.50%	11.49%	11.50%
19	11.50%	11.49%	11.50%
20 and after	11.50%	11.50%	11.50%

(1)

1 Month LIBOR has a lookback period of 25 days.

(2)

6 Month LIBOR has a lookback period of 30 days.

TOTAL MORTGAGE LOANS As of the Statistical Calculation Date

BALANCE	$343,886,071.65
NUMBER OF LOANS	921
		Minimum	Maximum
AVG CURRENT BALANCE	$373,383.36	$50,000.00	$3,900,000.00
AVG ORIGINAL BALANCE	$373,762.27	$50,000.00	$3,900,000.00

WAVG LOAN RATE	4.021%	1.990%	5.125%
WAVG EXPENSE FEE(1)	0.401%	0.393%	0.768%
WAVG NET LOAN RATE	3.620%	1.598%	4.733%

WAVG GROSS MARGIN	1.732%	1.000%	3.000%
WAVG MAXIMUM LOAN RATE	11.985%	9.000%	15.990%

WAVG ORIGINAL LTV	69.95%	12.50%	100.00%
WAVG EFFECTIVE LTV(2)	69.27%	12.50%	95.00%

WAVG CREDIT SCORE	735	607	817

WAVG ORIGINAL TERM	339 months	300 months	360 months
WAVG REMAINING TERM	338 months	295 months	360 months
WAVG SEASONING	1 month	0 months	24 months

WAVG NEXT RATE RESET	4 months	1 month	7 months
WAVG RATE ADJ FREQ	4 months	1 month	6 months
WAVG FIRST RATE ADJ FREQ	4 months	1 month	6 months

WAVG IO ORIGINAL TERM (3)	114 months	60 months	120 months
WAVG IO REMAINING TERM(4)	113 months	36 months	120 months

TOP STATE CONCENTRATIONS($)	CA(24.34%),VA(11.38%),FL(7.I3%),AZ(5.21%),MD(4.23%)
MAXIMUM ZIP CODE CONCENTRATION($)	92106(1.13%)

FIRST PAY DATE		02/01/2003	03/01/2005
NEXT RATE CHANGE DATE		02/01/2005	08/01/2005
MATURITY DATE		08/01/2029	02/01/2035

(1)

 Expense Fee is defined as the sum of the servicing fee and the trustee fee.

(2)

Effective LTV is defined as the following: original loan balance less amount of the pledge account divided by the lesser of the appraised value or sales price of the property.

(3)

Includes Interest-Only Loans only.

TOTAL MORTGAGE LOANS As of the Statistical Calculation Date

INDEX	Number of Mortgage Loans	Principal Balance Outstanding as of the Statistical Calculation Date	%of Aggregate Principal Balance Outstanding as of the Statistical Calculation Date

1 M LIBOR	264	$108,299,439.47	31.49%
6 M LIBOR	657	235,586,632.18	68.51
Total:	921	$343,886,071.65	100.00%

DELINQUENCY	Number of Mortgage Loans	Principal Balance Outstanding as of the Statistical Calculation Date	%of Aggregate Principal Balance Outstanding as of the Statistical Calculation Date

Current	921	$343,886,071.65	100.00%
Total:	921	$343,886,071.65	100.00%

CURRENT BALANCE ($)	Number of Mortgage Loans	Principal Balance Outstanding as of the Statistical Calculation Date	% of Aggregate Principal Balance Outstanding as of the Statistical Calculation Date

100,000.01 to 200,000.00	57	$4,662,041.63	1.36%
200,000.01 to 300,000.00	243	37,076,736.13	10.78
300,000.01 to 400,000.00	180	45,697,621.65	13.29
400,000.01 to 500,000.00	149	52,636,017.83	15.31
500,000.01 to 600,000.00	103	46,746,208.82	13.59
50,000.00 to 100,000.00	56	30,773,253.66	8.95
600,000.01 to 700,000.00	52	33,556,031.76	9.76
700,000.01 to 800,000.00	25	19,136,599.98	5.56
800,000.01 to 900,000.00	9	7,472,650.49	2.17
900,000.01 to 1,000,000.00	19	18,607,478.50	5.41
1,000,000.01 to 1,500,000.00	16	19,830,331.20	5.77
1,500,000.01 to 2,000,000.00	7	12,156,100.00	3.53
2,500,000.01 to 3,000,000.00	4	11,635,000.00	3.38
3,000,000.01 to 3,900,000.00	1	3,900,000.00	1.13
Total:	921	$343,886,071.65	100.00%

TOTAL MORTGAGE LOANS As of the Statistical Calculation Date

LOAN RATE (%)	Number of Mortgage Loans	Principal Balance Outstanding as of the Statistical Calculation Date	% of Aggregate Principal Balance Outstanding as of the Statistical Calculation Date

1.990 to 2.000	6	$1,551,400.00	0.45%
2.501 to 2.750	2	2,024,500.00	0.59
2.751 to 3.000	4	1,330,353.70	0.39
3.001 to 3.250	19	10,708,013.98	3.11
3.251 to 3.500	46	22,588,804.72	6.57
3.501 to 3.750	149	51,995,646.12	15.12
3.751 to 4.000	286	105,584,012.07	30.70
4.001 to 4.250	180	65,085,246.56	18.93
4.251 to 4.500	143	50,216,245.14	14.60
4.501 to 4.750	71	27,988,695.86	8.14
4.751 to 5.000	11	3,660,226.85	1.06
5.001 to 5.125	4	1,152,926.65	0.34
Total:	921	$343,886,071.65	100.00%

GROSS MARGIN (%)	Number of Mortgage Loans	Principal Balance Outstanding as of the Statistical Calculation Date	% of Aggregate Principal Balance Outstanding as of the Statistical Calculation Date

1.000	2	$2,024,500.00	0.59%
1.125	13	8,873,700.00	2.58
1.250	30	7,949,987.48	2.31
1.375	84	34,507,209.95	10.03
1.500	159	64,444,785.21	18.74
1.625	159	49,893,945.26	14.51
1.750	121	44,932,919.14	13.07
1.875	89	34,069,711.89	9.91
2.000	116	44,113,097.99	12.83
2.125	95	33,292,239.38	9.68
2.250	41	13,269,904.85	3.86
2.375	2	1,173,450.00	0.34
2.500	5	2,441,300.00	0.71
2.625	1	729,100.00	0.21
2.750	3	1,170,220.50	0.34
3.000	1	1,000,000.00	0.29
Total:	921	$343,886,071.65	100.00%

TOTAL MORTGAGE LOANS As of the Statistical Calculation Date

ORIGINAL TERM (Months)	Number of Mortgage Loans	Principal Balance Outstanding as of the Statistical Calculation Date	% of Aggregate Principal Balance Outstanding as of the Statistical Calculation Date

300	248	$119,852,316.10	34.85%
360	673	224,033,755.55	65.15
Total:	921	$343,886,071.65	100.00%

REMAINING TERM (Months)	Number of Mortgage Loans	Principal Balance Outstanding as of the Statistical Calculation Date	% of Aggregate Principal Balance Outstanding as of the Statistical Calculation Date

295 to 300	248	$119,852,316.10	34.85%
331 to 336	1	187,600.00	0.05
337 to 342	1	149,500.00	0.04
343 to 348	1	1,196,069.96	0.35
349 to 354	31	11,599,481.34	3.37
355 to 360	639	210,901,104.25	61.33
Total:	921	$343,886,071.65	100.00%

I0 REMAINING TERM (Months) (1)	Number of Mortgage Loans	Principal Balance Outstanding as of the Statistical Calculation Date	% of Aggregate Principal Balance Outstanding as of the Statistical Calculation Date

36 to 36	1	$187,600.00	0.05%
37 to 42	1	149,500.00	0.04
43 to 48	1	1,196,069.96	0.35
49 to 54	3	743,947.71	0.22
55 to 60	88	31,320,736.14	9.14
109 to 114	26	10,064,084.01	2.94
115 to 120	798	299,053,913.33	87.26
Total:	918	$342,715,851.15	100.00%

(1)

Interest-Only loans only.

TOTAL MORTGAGE LOANS As of the Statistical Calculation Date

PREPAY TERM (Months)	Number of Mortgage Loans	Principal Balance Outstanding as of the Statistical Calculation Date	% of Aggregate Principal Balance Outstanding as of the Statistical Calculation Date

0	637	$265,678,725.60	77.26%
36	284	78,207,346.05	22.74
Total:	921	$343,886,071.65	100.00%

RATE CHANGE DATE	Number of Mortgage Loans	Principal Balance Outstanding as of the Statistical Calculation Date	% of Aggregate Principal Balance Outstanding as of the Statistical Calculation Date

February 2005	176	$77,458,687.92	22.52%
March 2005	134	53,719,588.13	15.62
Apri12005	24	8,476,327.82	2.46
May 2005	42	16,810,999.15	4.89
June 2005	61	26,464,738.37	7.7
July 2005	254	90,589,096.26	26.34
August 2005	230	70,366,634.00	20.46
Total:	921	$343,886,071.65	100.00%

ORIGINAL LTV (%)	Number of Mortgage Loans	Principal Balance Outstanding as of the Statistical Calculation Date	%of Aggregate Principal Balance Outstanding as of the Statistical Calculation Date

12.50 to 20.00	4	$657,000.00	0.19%
20.01 to 30.00	13	3,307,750.00	0.96
30.01 to 40.00	20	9,160,170.30	2.66
40.01 to 50.00	51	16,695,481.85	4.85
50.01 to 60.00	85	43,771,535.10	12.73
60.01 to 65.00	61	27,135,397.26	7.89
65.01 to 70.00	119	52,494,224.39	15.27
70.01 to 75.00	112	42,214,480.70	12.28
75.01 to 80.00	408	135,831,132.37	39.5
80.01 to 85.00	2	211,500.00	0.06
85.01 to 90.00	18	3,779,726.01	1.1
90.01 to 95.00	15	3,061,673.67	0.89
95.01 to 100.00	13	5,566,000.00	1.62
Total:	921	$343,886,071.65	100.00%

TOTAL MORTGAGE LOANS As of the Statistical Calculation Date

EFFECTIVE LTV (1) (%)	Number of Mortgage Loans	Principal Balance Outstanding as of the Statistical Calculation Date	% of Aggregate Principal Balance Outstanding as of the Statistical Calculation Date

12.50 to 20.00	4	$657,000.00	0.19%
20.01 to 30.00	14	3,381,750.00	0.98
30.01 to 40.00	20	9,160,170.30	2.66
40.01 to 50.00	54	18,815,481.85	5.47
50.01 to 60.00	87	44,716,535.10	13.00
60.01 to 65.00	61	27,135,397.26	7.89
65.01 to 70.00	128	55,496,224.39	16.14
70.01 to 75.00	112	42,214,480.70	12.28
75.01 to 80.00	408	135,831,132.37	39.50
80.01 to 85.00	2	211,500.00	0.06
85.01 to 90.00	17	3,399,726.01	0.99
90.01 to 95.00	14	2,866,673.67	0.83
Total:	921	$343,886,071.65	100.00%

(1)

Effective LTV is defined as the following: loan balance less amount of the pledge account divided by the less of the appraised values or sales price of the property.

CREDIT SCORE	Number of Mortgage Loans	Principal Balance Outstanding as of the Statistical Calculation Date	% of Aggregate Principal Balance Outstanding as of the Statistical Calculation Date

607 to 619	1	$275,000.00	0.08%
620 to 639	3	1,774,495.00	0.52
640 to 659	25	9,017,860.07	2.62
660 to 679	76	27,189,110.03	7.91
680 to 699	119	37,146,412.78	10.80
700 to 719	123	52,530,478.53	15.28
720 to 739	122	51,901,914.01	15.09
740 to 759	142	47,726,341.41	13.88
760 to 779	153	54,947,868.65	15.98
780 to 799	114	48,693,981.92	14.16
800 to 817	43	12,682,609.25	3.69
Total:	921	$343,886,071.65	100.00%

TOTAL MORTGAGE LOANS As of the Statistical Calculation Date

AMORTIZATION	Number of Mortgage Loans	Principal Balance Outstanding as of the Statistical Calculation Date	% of Aggregate Principal Balance Outstanding as of the Statistical Calculation Date

Interest Only	918	$342,715,851.15	99.66%
Principal and Interest	3	1,170,220.50	0.34
Total:	921	$343,886,071.65	100.00%

DOCUMENTATION	Number of Mortgage Loans	Principal Balance Outstanding as of the Statistical Calculation Date	% of Aggregate Principal Balance Outstanding as of the Statistical Calculation Date

Full Documentation	543	$174,048,825.68	50.61%
Asset Verification/No Income Verification	147	60,780,941.91	17.67
Alternative Documentation	79	48,270,615.00	14.04
Limited Documentation	93	41,782,969.06	12.15
Lite Documentation	53	16,882,020.00	4.91
No Ratio	3	945,000.00	0.27
No Income/No Asset	1	637,500.00	0.19
Stated Income	1	363,200.00	0.11
Reduced Documentation	1	175,000.00	0.05
Total:	921	$343,886,071.65	100.00%

OCCUPANCY	Number of Mortgage Loans	Principal Balance Outstanding as of the Statistical Calculation Date	%of Aggregate Principal Balance Outstanding as of the Statistical Calculation Date

Primary	818	$302,021,519.89	87.83%
Second Home	70	33,853,333.36	9.84
Investment	33	8,011,218.40	2.33
Total:	921	$343,886,071.65	100.00%

TOTAL MORTGAGE LOANS As of the Statistical Calculation Date

PROPERTY TYPE	Number of Mortgage Loans	Principal Balance Outstanding as of the Statistical Calculation Date	% of Aggregate Principal Balance Outstanding as of the Statistical Calculation Date

Single Family	545	$203,070,625.00	59.05%
Planned Unit Development	241	97,462,673.16	28.34
Condominium	124	39,719,273.86	11.55
Two-to-Four Family	7	2,705,599.99	0.79
Townhouse	3	677,899.64	0.20
Cooperative	1	250,000.00	0.07
Total:	921	$343,886,071.65	100.00%

PURPOSE	Number of Mortgage Loans	Principal Balance Outstanding as of the Statistical Calculation Date	% of Aggregate Principal Balance Outstanding as of the Statistical Calculation Date

Purchase	322	$140,264,161.00	40.79%
Refinance (Cash-out)	291	107,663,237.77	31.31
Refinance (Rate-Term)	308	95,958,672.88	27.90
Total:	921	$343,886,071.65	100.00%

TOTAL MORTGAGE LOANS As of the Statistical Calculation Date

STATES	Number of Mortgage Loans	Principal Balance Outstanding as of the Statistical Calculation Date	% of Aggregate Principal Balance Outstanding as of the Statistical Calculation Date

Alabama	6	$1,543,700.00	0.45%
Alaska	1	210,000.00	0.06
Arizona	52	17,906,203.03	5.21
Arkansas	1	141,600.00	0.04
California	179	83,717,030.99	24.34
Colorado	31	10,768,150.99	3.13
Connecticut	6	3,992,000.00	1.16
Delaware	6	2,513,828.33	0.73
District of Columbia	18	6,996,861.51	2.03
Florida	70	24,515,518.60	7.13
Georgia	29	7,779,658.46	2.26
Hawaii	2	1,455,000.00	0.42
Idaho	1	158,000.00	0.05
Illinois	33	13,055,155.99	3.80
Indiana	4	3,705,400.00	1.08
Kansas	4	1,448,700.00	0.42
Kentucky	2	610,700.00	0.18
Maine	2	1,151,400.00	0.33
Maryland	39	14,537,660.59	4.23
Massachusetts	15	5,244,938.84	1.53
Michigan	26	6,517,806.84	1.90
Minnesota	20	5,133,858.69	1.49
Mississippi	2	235,000.00	0.07
Missouri	6	858,251.81	0.25
Nevada	18	5,283,310.00	1.54
New Hampshire	4	2,123,750.00	0.62
New Jersey	27	13,177,178.17	3.83
New Mexico	5	1,740,000.00	0.51
New York	20	13,515,196.00	3.93
North Carolina	18	4,828,205.21	1.40
Ohio	75	11,781,059.82	3.43
Oklahoma	3	1,950,000.00	0.57
Oregon	3	675,000.00	0.20
Pennsylvania	9	2,996,514.99	0.87
Rhode Island	2	420,000.00	0.12
South Carolina	12	3,142,544.33	0.91
Tennessee	9	1,458,549.98	0.42
Texas	34	12,950,003.11	3.77
Utah	9	4,759,800.00	1.38
Virginia	84	39,150,145.91	11.38
Washington	26	8,238,081.01	2.40
West Virginia	2	327,008.45	0.10
Wisconsin	6	1,173,300.00	0.34
Total:	921	$343,886,071.65	100.00%

GROUP 1 MORTGAGE LOANS As of the Statistical Calculation Date

TOTAL CURRENT BALANCE	$211,465,417.56
NUMBER OF LOANS	552
		Minimum	Maximum
AVG CURRENT BALANCE	$383,089.52	$50,000.00	$3,900,000.00
AVG ORIGINAL BALANCE	$383,181.53	$50,000.00	$3,900,000.00

WAVG LOAN RATE	4.005%	1.990%	5.125%
WAVG EXPENSE FEE(1)	0.398%	0.393%	0.768%
WAVG NET LOAN RATE	3.607%	1.598%	4.733%

WAVG GROSS MARGIN	1.706%	1.000%	3.000%
WAVG MAXIMUM LOAN RATE	11.978%	9.000%	12.500%

WAVG ORIGINAL LTV	69.77%	12.50%	100.00%
WAVG EFFECTIVE LTV(2)	68.84%	12.50%	95.00%

WAVG CREDIT SCORE	736	607	817

WAVG ORIGINAL TERM	335 months	300 months	360 months
WAVG REMAINING TERM	334 months	295 months	360 months
WAVG SEASONING	1 month	0 months	21 months

WAVG NEXT RATE RESET	3 months	1 month	7 months
WAVG RATE ADJ FREQ	3 months	1 month	6 months
WAVG FIRST RATE ADJ FREQ	3 months	1 month	6 months

WAVG IO ORIGINAL TERM(3)	116 months	60 months	120 months
WAVG IO REMAINING TERM(3)	115 months	39 months	120 months

TOP STATE CONCENTRATIONS($)	CA(25.11%),VA(8.64%),FL(7.46%),NY(5.88%),NJ(5.40%)
MAXIMUM ZIP CODE CONCENTRATION($)	92106(1.84%)

FIRST PAY DATE		05/01/2003	03/01/2005
NEXT RATE CHANGE DATE		02/01/2005	08/01/2005
MATURITY DATE		08/01/2029	02/01/2035

(1)

 Expense Fee is defined as the sum of the servicing fee and the trustee fee.

(2)

 Effective LTV is defined as the following: original loan balance less amount of the pledge account divided by the lesser of the appraised value or sales price of the property.

(3)

 Includes Interest-Only Loans only.

GROUP 1 MORTGAGE LOANS As of the Statistical Calculation Date

INDEX	Number of Mortgage Loans	Principal Balance Outstanding as of the Statistical Calculation Date	% of Aggregate Principal Balance Outstanding as of the Statistical Calculation Date

1 M LIBOR	264	$108,299,439.47	51.21%
6 M LIBOR	288	103,165,978.09	48.79
Total:	552	$211,465,417.56	100.00%

DELINQUENCY	Number of Mortgage Loans	Principal Balance Outstanding as of the Statistical Calculation Date	% of Aggregate Principal Balance Outstanding as of the Statistical Calculation Date

Current	552	$211,465,417.56	100.00%
Total:	552	$211,465,417.56	100.00%

CURRENT BALANCE ($)	Number of Mortgage Loans	Principal Balance Outstanding as of the Statistical Calculation Date	% of Aggregate Principal Balance Outstanding as of the Statistical Calculation Date

50,000.00 to 100,000.00	38	$3,048,979.10	1.44%
100,000.01 to 200,000.00	143	21,460,744.98	10.15
200,000.01 to 300,000.00	112	28,354,244.46	13.41
300,000.01 to 400,000.00	86	30,477,165.25	14.41
400,000.01 to 500,000.00	59	26,485,015.21	12.52
500,000.01 to 600,000.00	30	16,451,688.57	7.78
600,000.01 to 700,000.00	33	21,355,029.99	10.10
700,000.01 to 800,000.00	16	12,235,800.00	5.79
800,000.01 to 900,000.00	4	3,273,250.00	1.55
900,000.01 to 1,000,000.00	11	10,907,000.00	5.16
1,000,000.01 to 1,500,000.00	8	9,725,400.00	4.60
1,500,000.01 to 2,000,000.00	7	12,156,100.00	5.75
2,500,000.01 to 3,000,000.00	4	11,635,000.00	5.50
3,000,000.01 to 3,900,000.00	1	3,900,000.00	1.84
Total:	552	$211,465,417.56	100.00%

GROUP 1 MORTGAGE LOANS As of the Statistical Calculation Date

LOAN RATE (%)	Number of Mortgage Loans	Principal Balance Outstanding as of the Statistical Calculation Date	%of Aggregate Principal Balance Outstanding as of the Statistical Calculation Date
1.990 to 2.000	2	$881,000.00	0.42%
2.501 to 2.750	1	529,500.00	0.25
2.751 to 3.000	4	1,330,353.70	0.63
3.001 to 3.250	10	6,113,550.00	2.89
3.251 to 3.500	24	14,231,475.06	6.73
3.501 to 3.750	89	29,023,606.33	13.72
3.751 to 4.000	196	76,447,827.47	36.15
4.001 to 4.250	107	38,356,386.29	18.14
4.251 to 4.500	74	26,367,033.69	12.47
4.501 to 4.750	37	15,949,120.96	7.54
4.751 to 5.000	6	1,902,637.41	0.90
5.001 to 5.125	2	332,926.65	0.16
Total:	552	$211,465,417.56	100.00%

GROSS MARGIN (%)	Number of Mortgage Loans	Principal Balance Outstanding as of the Statistical Calculation Date	% of Aggregate Principal Balance Outstanding as of the Statistical Calculation Date

1.000	1	$529,500.00	0.25%
1.125	10	6,528,200.00	3.09
1.250	20	5,648,498.59	2.67
1.375	49	19,510,009.48	9.23
1.500	127	56,869,991.17	26.89
1.625	84	24,998,430.56	11.82
1.750	64	24,695,221.78	11.68
1.875	53	19,808,846.46	9.37
2.000	61	22,524,923.88	10.65
2.125	51	17,693,669.39	8.37
2.250	26	8,901,226.63	4.21
2.375	2	1,173,450.00	0.55
2.500	1	792,000.00	0.37
2.750	2	791,449.62	0.37
3.000	1	1,000,000.00	0.47
Total:	552	$211,465,417.56	100.00%

GROUP 1 MORTGAGE LOANS As of the Statistical Calculation Date

ORIGINAL TERM (Months)	Number of Mortgage Loans	Principal Balance Outstanding as of the Statistical Calculation Date	%of Aggregate Principal Balance Outstanding as of the Statistical Calculation Date

300	167	$87,547,591.00	41.40%
360	385	123,917,826.56	58.6
Total:	552	$211,465,417.56	100.00%

REMAINING TERM (Months)	Number of Mortgage Loans	Principal Balance Outstanding as of the Statistical Calculation Date	%of Aggregate Principal Balance Outstanding as of the Statistical Calculation Date

295 to 300	167	$87,547,591.00	41.40%
337 to 342	1	149,500.00	0.07
349 to 354	20	7,816,886.15	3.7
355 to 360	364	115,951,440.41	54.83
Total:	552	$211,465,417.56	100.00%

IO REMAINING TERM (Months) (1)	Number of Mortgage Loans	Principal Balance Outstanding as of the Statistical Calculation Date	% of Aggregate Principal Balance Outstanding as of the Statistical Calculation Date

39 to 42	1	$149,500.00	0.07%
49 to 54	2	588,970.31	0.28
55 to 60	43	14,914,756.00	7.08
109 to 114	16	6,436,466.22	3.06
115 to 120	488	188,584,275.41	89.51
Total:	550	$210,673,967.94	100.00%

GROUP 1 MORTGAGE LOANS As of the Statistical Calculation Date

PREPAY TERM (Months)	Number of Mortgage Loans	Principal Balance Outstanding as of the Statistical Calculation Date	% of Aggregate Principal Balance Outstanding as of the Statistical Calculation Date

0	381	$165,721,127.15	78.37%
36	171	45,744,290.41	21.63
Total:	552	$211,465,417.56	100.00%

RATE CHANGE DATE	Number of Mortgage Loans	Principal Balance Outstanding as of the Statistical Calculation Date	%of Aggregate Principal Balance Outstanding as of the Statistical Calculation Date

February 2005	164	$71,379,464.47	33.75%
March 2005	112	42,591,748.70	20.14
April 2005	12	3,759,736.40	1.78
May 2005	15	5,693,864.00	2.69
June 2005	33	16,960,776.30	8.02
July 2005	114	41,808,843.69	19.77
August 2005	102	29,270,984.00	13.84
Total:	552	$211,465,417.56	100.00%

ORIGINAL LTV (%)	Number of Mortgage Loans	Principal Balance Outstanding as of the Statistical Calculation Date	%of Aggregate Principal Balance Outstanding as of the Statistical Calculation Date

12.50 to 20.00	3	$465,000.00	0.22%
20.01 to 30.00	8	1,709,600.00	0.81
30.01 to 40.00	14	7,602,370.30	3.6
40.01 to 50.00	30	9,631,660.45	4.55
50.01 to 60.00	51	27,510,490.64	13.01
60.01 to 65.00	35	15,269,068.04	7.22
65.01 to 70.00	75	33,005,449.96	15.61
70.01 to 75.00	68	24,272,067.79	11.48
75.01 to 80.00	238	83,237,682.56	39.36
85.01 to 90.00	11	2,486,261.01	1.18
90.01 to 95.00	8	1,719,766.81	0.81
95.01 to 100.00	11	4,556,000.00	2.15
Total:	552	$211,465,417.56	100.00%

GROUP 1 MORTGAGE LOANS As of the Statistical Calculation Date

EFFECTIVE LTV (1)(%)	Number of Mortgage Loans	Principal Balance Outstanding as of the Statistical Calculation Date	%of Aggregate Principal Balance Outstanding as of the Statistical Calculation Date
12.50 to 20.00	3	$465,000.00	0.22%
20.01 to 30.00	9	1,783,600.00	0.84
30.01 to 40.00	14	7,602,370.30	3.60
40.01 to 50.00	33	11,751,660.45	5.56
50.01 to 60.00	52	27,705,490.64	13.10
60.01 to 65.00	35	15,269,068.04	7.22
65.01 to 70.00	83	35,747,449.96	16.90
70.01 to 75.00	68	24,272,067.79	11.48
75.01 to 80.00	238	83,237,682.56	39.36
85.01 to 90.00	10	2,106,261.01	1.00
90.01 to 95.00	7	1,524,766.81	0.72
Total:	552	$211,465,417.56	100.00%

(1)

 Effective LTV is defined as the following: loan balance less amount of the pledge account divided by the less of the appraised values or sales price of the property.

CREDIT SCORE	Number of Mortgage Loans	Principal Balance Outstanding as of the Statistical Calculation Date	% of Aggregate Principal Balance Outstanding as of the Statistical Calculation Date
607 to 619	1	$275,000.00	0.13%
620 to 639	3	1,774,495.00	0.84
640 to 659	16	5,674,412.19	2.68
660 to 679	48	16,970,206.42	8.03
680 to 699	65	20,353,875.94	9.63
700 to 719	67	26,149,077.42	12.37
720 to 739	78	38,851,761.11	18.37
740 to 759	86	28,133,537.07	13.30
760 to 779	90	32,837,659.25	15.53
780 to 799	71	33,042,737.76	15.63
800 to 817	27	7,402,655.40	3.50
Total:	552	$211,465,417.56	100.00%

GROUP 1 MORTGAGE LOANS As of the Statistical Calculation Date

AMORTIZATION	Number of Mortgage Loans	Principal Balance Outstanding as of the Statistical Calculation Date	% of Aggregate Principal Balance Outstanding as of the Statistical Calculation Date
Interest Only	550	$210,673,967.94	99.63%
Principal and Interest	2	791,449.62	0.37
Total:	552	$211,465,417.56	100.00%

DOCUMENTATION	Number of Mortgage Loans	Principal Balance Outstanding as of the Statistical Calculation Date	% of Aggregate Principal Balance Outstanding as of the Statistical Calculation Date
Full Documentation	307	$97,300,692.91	46.01%
Asset Verification/No Income Verification	66	42,823,660.00	20.25
Alternative Documentation	97	39,406,544.23	18.63
Limited Documentation	35	16,421,700.42	7.77
Lite Documentation	42	14,029,620.00	6.63
No Ratio	3	945,000.00	0.45
Stated Income	1	363,200.00	0.17
Reduced Documentation	1	175,000.00	0.08
Total:	552	$211,465,417.56	100.00%

OCCUPANCY	Number of Mortgage Loans	Principal Balance Outstanding as of the Statistical Calculation Date	%of Aggregate Principal Balance Outstanding as of the Statistical Calculation Date
Primary	481	$180,128,758.72	85.18%
Second Home	45	25,289,409.44	11.96
Investment	26	6,047,249.40	2.86
Total:	552	$211,465,417.56	100.00%

GROUP 1 MORTGAGE LOANS As of the Statistical Calculation Date

PROPERTY TYPE	Number of Mortgage Loans	Principal Balance Outstanding as of the Statistical Calculation Date	%of Aggregate Principal Balance Outstanding as of the Statistical Calculation Date
Single Family	336	$127,195,845.54	60.15%
Planned Unit Development	142	62,516,867.25	29.56
Condominium	67	19,664,744.77	9.30
Two-to-Four Family	5	1,705,600.00	0.81
Cooperative	1	250,000.00	0.12
Townhouse	1	132,360.00	0.06
Total:	552	$211,465,417.56	100.00%

PURPOSE	Number of Mortgage Loans	Principal Balance Outstanding as of the Statistical Calculation Date	%of Aggregate Principal Balance Outstanding as of the Statistical Calculation Date
Purchase	197	$88,503,359.91	41.85%
Refinance (Cash-out)	191	70,455,016.20	33.32
Refinance (Rate-Term)	164	52,507,041.45	24.83
Total:	552	$211,465,417.56	100.00%

GROUP 1 MORTGAGE LOANS As of the Statistical Calculation Date

STATES	Number of Mortgage Loans	Principal Balance Outstanding as of the Statistical Calculation Date	%of Aggregate Principal Balance Outstanding as of the Statistical Calculation Date
Alabama	3	$982,500.00	0.46%
Alaska	1	210,000.00	0.10
Arizona	24	9,679,285.25	4.58
California	110	53,102,826.88	25.11
Colorado	22	8,990,150.99	4.25
Connecticut	5	3,412,000.00	1.61
Delaware	1	830,000.00	0.39
District of Columbia	6	1,840,300.00	0.87
Florida	48	15,782,947.06	7.46
Georgia	19	4,237,386.60	2.00
Hawaii	1	300,000.00	0.14
Illinois	16	6,423,956.00	3.04
Indiana	2	3,325,000.00	1.57
Kansas	4	1,448,700.00	0.69
Maryland	20	6,412,900.00	3.03
Massachusetts	11	4,002,449.99	1.89
Michigan	13	3,558,100.00	1.68
Minnesota	14	3,168,990.69	1.50
Mississippi	1	100,000.00	0.05
Missouri	4	671,501.81	0.32
Nevada	13	3,781,660.00	1.79
New Hampshire	4	2,123,750.00	1.00
New Jersey	21	11,419,492.42	5.40
New Mexico	3	1,502,000.00	0.71
New York	17	12,440,946.00	5.88
North Carolina	12	2,410,005.21	1.14
Ohio	48	7,065,337.61	3.34
Oklahoma	2	1,738,000.00	0.82
Oregon	3	675,000.00	0.32
Pennsylvania	8	2,706,449.99	1.28
Rhode Island	2	420,000.00	0.20
South Carolina	8	1,789,400.00	0.85
Tennessee	6	1,004,499.98	0.48
Texas	18	7,346,649.40	3.47
Utah	6	3,777,050.00	1.79
Virginia	40	18,273,831.69	8.64
Washington	12	3,781,999.99	1.79
West Virginia	1	192,750.00	0.09
Wisconsin	3	537,600.00	0.25
Total:	552	$211,465,417.56	100.00%

GROUP 2 MORTGAGE LOANS As of the Statistical Calculation Date

TOTAL CURRENT BALANCE	$132,420,654.09
NUMBER OF LOANS	369
		Minimum	Maximum
AVG CURRENT BALANCE	$358,863.56	$61,000.00	$1,495,000.00
AVG ORIGINAL BALANCE	$359,671.66	$61,000.00	$1,495,000.00
WAVG LOAN RATE	4.046%	1.990%	5.125%
WAVG EXPENSE FEE(1)	0.405%	0.393%	0.518%
WAVG NET LOAN RATE	3.642%	1.598%	4.733%
WAVG GROSS MARGIN	1.773%	1.000%	2.750%
WAVG MAXIMUM LOAN RATE	11.994%	9.380%	15.990%
WAVG ORIGINAL LTV	70.24%	14.77%	100.00%
WAVG EFFECTIVE LTV(2)	69.96%	14.77%	95.00%
WAVG CREDIT SCORE	734	641	817
WAVG ORIGINAL TERM	345 months	300 months	360 months
WAVG REMAINING TERM	344 months	300 months	360 months
WAVG SEASONING	1 month	0 months	24 months
WAVG NEXT RATE RESET	5 months	1 month	7 months
WAVG RATE ADJ FREQ	6 months	6 months	6 months
WAVG FIRST RATE ADJ FREQ	6 months	6 months	6 months
WAVG IO ORIGINAL TERM(3)	112 months	60 months	120 months
WAVG IO REMAINING TERM(3)	111 months	36 months	120 months
TOP STATE CONCENTRATIONS($)	CA(23.I2%),VA(15.77%),FL(6.59%),AZ(6.21%),MD(6.14%)
MAXIMUM ZIP CODE CONCENTRATION($)	20176(1.77%)
FIRST PAY DATE		01/01/2030	03/01/2005
NEXT RATE CHANGE DATE		02/01/2003	08/01/2005
MATURITY DATE		02/01/2005	02/01/2035

(1) Expense Fee is defined as the sum of the servicing fee and the trustee fee.

(2) Effective LTV is defined as the following: original loan balance less amount of the pledge account divided by the lesser of the appraised value or sales price of the property.

(3) Includes Interest-Only Loans only.

GROUP 2 MORTGAGE LOANS As of the Statistical Calculation Date

INDEX	Number of Mortgage Loans	Principal Balance Outstanding as of the Statistical Calculation Date	% of Aggregate Principal Balance Outstanding as of the Statistical Calculation Date
6 M LIBOR	369	$132,420,654.09	100.00%
Total:	369	$132,420,654.09	100.00%

DELINQUENCY	Number of Mortgage Loans	Principal Balance Outstanding as of the Statistical Calculation Date	% of Aggregate Principal Balance Outstanding as of the Statistical Calculation Date
Current	369	$132,420,654.09	100.00%
Total:	369	$132,420,654.09	100.00%

CURRENT BALANCE ($)	Number of Mortgage Loans	Principal Balance Outstanding as of the Statistical Calculation Date	% of Aggregate Principal Balance Outstanding as of the Statistical Calculation Date
61,000.00 to 100,000.00	19	$1,613,062.53	1.22%
100,000.01 to 200,000.00	100	15,615,991.15	11.79
200,000.01 to 300,000.00	68	17,343,377.19	13.10
300,000.01 to 400,000.00	63	22,158,852.58	16.73
400,000.01 to 500,000.00	44	20,261,193.61	15.30
500,000.01 to 600,000.00	26	14,321,565.09	10.82
600,000.01 to 700,000.00	19	12,201,001.77	9.21
700,000.01 to 800,000.00	9	6,900,799.98	5.21
800,000.01 to 900,000.00	5	4,199,400.49	3.17
900,000.01 to 1,000,000.00	8	7,700,478.50	5.82
1,000,000.01 to 1,495,000.00	8	10,104,931.20	7.63
Total:	369	$132,420,654.09	100.00%

GROUP 2 MORTGAGE LOANS As of the Statistical Calculation Date

LOAN RATE (%)	Number of Mortgage Loans	Principal Balance Outstanding as of the Statistical Calculation Date	%of Aggregate Principal Balance Outstanding as of the Statistical Calculation Date
1.990 to 2.000	4	$670,400.00	0.51
2.501 to 2.750	1	1,495,000.00	1.13
3.001 to 3.250	9	4,594,463.98	3.47
3.251 to 3.500	22	8,357,329.66	6.31
3.501 to 3.750	60	22,972,039.79	17.35
3.751 to 4.000	90	29,136,184.60	22.00
4.001 to 4.250	73	26,728,860.27	20.18
4.251 to 4.500	69	23,849,211.45	18.01
4.501 to 4.750	34	12,039,574.90	9.09
4.751 to 5.000	5	1,757,589.44	1.33
5.001 to 5.125	2	820,000.00	0.62
Total:	369	$132,420,654.09	100.00%

GROSS MARGIN (%)	Number of Mortgage Loans	Principal Balance Outstanding as of the Statistical Calculation Date	% of Aggregate Principal Balance Outstanding as of the Statistical Calculation Date
1.000	1	$1,495,000.00	1.13%
1.125	3	2,345,500.00	1.77
1.250	10	2,301,488.89	1.74
1.375	35	14,997,200.47	11.33
1.500	32	7,574,794.04	5.72
1.625	75	24,895,514.70	18.8
1.750	57	20,237,697.36	15.28
1.875	36	14,260,865.43	10.77
2.000	55	21,588,174.11	16.3
2.125	44	15,598,569.99	11.78
2.250	15	4,368,678.22	3.3
2.500	4	1,649,300.00	1.25
2.625	1	729,100.00	0.55
2.750	1	378,770.88	0.29
Total:	369	$132,420,654.09	100.00%

GROUP 2 MORTGAGE LOANS As of the Statistical Calculation Date

ORIGINAL TERM (Months)	Number of Mortgage Loans	Principal Balance Outstanding as of the Statistical Calculation Date	%of Aggregate Principal Balance Outstanding as of the Statistical Calculation Date
300	81	$32,304,725.10	24.40%
360	288	100,115,928.99	75.6
Total:	369	$132,420,654.09	100.00%

REMAINING TERM (Months)	Number of Mortgage Loans	Principal Balance Outstanding as of the Statistical Calculation Date	%of Aggregate Principal Balance Outstanding as of the Statistical Calculation Date
300 to 300	81	$32,304,725.10	24.40%
331 to 336	1	187,600.00	0.14
343 to 348	1	1,196,069.96	0.90
349 to 354	11	3,782,595.19	2.86
355 to 360	275	94,949,663.84	71.7
Total:	369	$132,420,654.09	100.00%

IO REMAINING TERM (Months) (1)	Number of Mortgage Loans	Principal Balance Outstanding as of the Statistical Calculation Date	%of Aggregate Principal Balance Outstanding as of the Statistical Calculation Date
36 to 36	1	$187,600.00	0.14%
43 to 48	1	1,196,069.96	0.91
49 to 54	1	154,977.40	0.12
55 to 60	45	16,405,980.14	12.42
109 to 114	10	3,627,617.79	2.75
115 to 120	310	110,469,637.92	83.66
Total:	368	$132,041,883.21	100.00%

(1)

Interest-Only loans only.

GROUP 2 MORTGAGE LOANS As of the Statistical Calculation Date

PREPAY TERM (Months)	Number of Mortgage Loans	Principal Balance Outstanding as of the Statistical Calculation Date	%of Aggregate Principal Balance Outstanding as of the Statistical Calculation Date
0	256	$99,957,598.45	75.48%
36	113	32,463,055.64	24.52
Total:	369	$132,420,654.09	100.00%

RATE CHANGE DATE	Number of Mortgage Loans	Principal Balance Outstanding as of the Statistical Calculation Date	% of Aggregate Principal Balance Outstanding as of the Statistical Calculation Date
February 2005	12	$6,079,223.45	4.59%
March 2005	22	11,127,839.43	8.4
April 2005	12	4,716,591.42	3.56
May 2005	27	11,117,135.15	8.4
June 2005	28	9,503,962.07	7.18
July 2005	140	48,780,252.57	36.84
August 2005	128	41,095,650.00	31.03
Total:	369	$132,420,654.09	100.00%

ORIGINAL LTV (%)	Number of Mortgage Loans	Principal Balance Outstanding as of the Statistical Calculation Date	%of Aggregate Principal Balance Outstanding as of the Statistical Calculation Date
14.77 to 20.00	1	$192,000.00	0.14%
20.01 to 30.00	5	1,598,150.00	1.21
30.01 to 40.00	6	1,557,800.00	1.18
40.01 to 50.00	21	7,063,821.40	5.33
50.01 to 60.00	34	16,261,044.46	12.28
60.01 to 65.00	26	11,866,329.22	8.96
65.01 to 70.00	44	19,488,774.43	14.72
70.01 to 75.00	44	17,942,412.91	13.55
75.01 to 80.00	170	52,593,449.81	39.72
80.01 to 85.00	2	211,500.00	0.16
85.01 to 90.00	7	1,293,465.00	0.98
90.01 to 95.00	7	1,341,906.86	1.01
95.01 to 100.00	2	1,010,000.00	0.76
Total:	369	$132,420,654.09	100.00%

GROUP 2 MORTGAGE LOANS As of the Statistical Calculation Date

EFFECTIVE LTV (1) (%)	Number of Mortgage Loans	Principal Balance Outstanding as of the Statistical Calculation Date	% of Aggregate Principal Balance Outstanding as of the Statistical Calculation Date
14.77 to 20.00	1	$192,000.00	0.14%
20.01 to 30.00	5	1,598,150.00	1.21
30.01 to 40.00	6	1,557,800.00	1.18
40.01 to 50.00	21	7,063,821.40	5.33
50.01 to 60.00	35	17,011,044.46	12.85
60.01 to 65.00	26	11,866,329.22	8.96
65.01 to 70.00	45	19,748,774.43	14.91
70.01 to 75.00	44	17,942,412.91	13.55
75.01 to 80.00	170	52,593,449.81	39.72
80.01 to 85.00	2	211,500.00	0.16
85.01 to 90.00	7	1,293,465.00	0.98
90.01 to 95.00	7	1,341,906.86	1.01
Total:	369	$132,420,654.09	100.00%

(1) Effective LTV is defined as the following: loan balance less amount of the pledge account divided by the less of the appraised values or sales price of the property.

CREDIT SCORE	Number of Mortgage Loans	Principal Balance Outstanding as of the Statistical Calculation Date	% of Aggregate Principal Balance Outstanding as of the Statistical Calculation Date
641 to 659	9	$3,343,447.88	2.52%
660 to 679	28	10,218,903.61	7.72
680 to 699	54	16,792,536.84	12.68
700 to 719	56	26,381,401.11	19.92
720 to 739	44	13,050,152.90	9.86
740 to 759	56	19,592,804.34	14.80
760 to 779	63	22,110,209.40	16.70
780 to 799	43	15,651,244.16	11.82
800 to 817	16	5,279,953.85	3.99
Total:	369	$132,420,654.09	100.00%

GROUP 2 MORTGAGE LOANS As of the Statistical Calculation Date

AMORTIZATION	Number of Mortgage Loans	Principal Balance Outstanding as of the Statistical Calculation Date	% of Aggregate Principal Balance Outstanding as of the Statistical Calculation Date
Interest Only	368	$132,041,883.21	99.71%
Principal and Interest	1	378,770.88	0.29
Total:	369	$132,420,654.09	100.00%

DOCUMENTATION	Number of Mortgage Loans	Principal Balance Outstanding as of the Statistical Calculation Date	%of Aggregate Principal Balance Outstanding as of the Statistical Calculation Date
Full Documentation	236	$76,748,132.77	57.96%
Limited Documentation	58	25,361,268.64	19.15
Asset Verification/No Income Verification	50	21,374,397.68	16.14
Alternative Documentation	13	5,446,955.00	4.11
Lite Documentation	11	2,852,400.00	2.15
No Income/No Asset	1	637,500.00	0.48
Total:	369	$132,420,654.09	100.00%

OCCUPANCY	Number of Mortgage Loans	Principal Balance Outstanding as of the Statistical Calculation Date	% of Aggregate Principal Balance Outstanding as of the Statistical Calculation Date
Primary	337	$121,892,761.17	92.05%
Second Home	25	8,563,923.92	6.47
Investment	7	1,963,969.00	1.48
Total:	369	$132,420,654.09	100.00%

GROUP 2 MORTGAGE LOANS As of the Statistical Calculation Date

PROPERTY TYPE	Number of Mortgage Loans	Principal Balance Outstanding as of the Statistical Calculation Date	% of Aggregate Principal Balance Outstanding as of the Statistical Calculation Date
Single Family	209	$75,874,779.46	57.30%
Planned Unit Development	99	34,945,805.91	26.39
Condominium	57	20,054,529.09	15.14
Two-to-Four Family	2	999,999.99	0.76
Townhouse	2	545,539.64	0.41
Total:	369	$132,420,654.09	100.00%

PURPOSE	Number of Mortgage Loans	Principal Balance Outstanding as of the Statistical Calculation Date	%of Aggregate Principal Balance Outstanding as of the Statistical Calculation Date
Purchase	125	$51,760,801.09	39.09%
Refinance (Rate-Term)	144	43,451,631.43	32.81
Refinance (Cash-out)	100	37,208,221.57	28.10
Total:	369	$132,420,654.09	100.00%

GROUP 2 MORTGAGE LOANS As of the Statistical Calculation Date

STATES	Number of Mortgage Loans	Principal Balance Outstanding as of the Statistical Calculation Date	% of Aggregate Principal Balance Outstanding as of the Statistical Calculation Date
Alabama	3	$561,200.00	0.42%
Arizona	28	8,226,917.78	6.21
Arkansas	1	141,600.00	0.11
California	69	30,614,204.11	23.12
Colorado	9	1,778,000.00	1.34
Connecticut	1	580,000.00	0.44
Delaware	5	1,683,828.33	1.27
District of Columbia	12	5,156,561.51	3.89
Florida	22	8,732,571.54	6.59
Georgia	10	3,542,271.86	2.68
Hawaii	1	1,155,000.00	0.87
Idaho	1	158,000.00	0.12
Illinois	17	6,631,199.99	5.01
Indiana	2	380,400.00	0.29
Kentucky	2	610,700.00	0.46
Maine	2	1,151,400.00	0.87
Maryland	19	8,124,760.59	6.14
Massachusetts	4	1,242,488.85	0.94
Michigan	13	2,959,706.84	2.24
Minnesota	6	1,964,868.00	1.48
Mississippi	1	135,000.00	0.10
Missouri	2	186,750.00	0.14
Nevada	5	1,501,650.00	1.13
New Jersey	6	1,757,685.75	1.33
New Mexico	2	238,000.00	0.18
New York	3	1,074,250.00	0.81
North Carolina	6	2,418,200.00	1.83
Ohio	27	4,715,722.21	3.56
Oklahoma	1	212,000.00	0.16
Pennsylvania	1	290,065.00	0.22
South Carolina	4	1,353,144.33	1.02
Tennessee	3	454,050.00	0.34
Texas	16	5,603,353.71	4.23
Utah	3	982,750.00	0.74
Virginia	44	20,876,314.22	15.77
Washington	14	4,456,081.02	3.37
West Virginia	1	134,258.45	0.10
Wisconsin	3	635,700.00	0.48
Total:	369	$132,420,654.09	100.00%

Discount Mar in Table (To Call)

Prepayment Speed	10% CPR	15% CPR	20% CPR	25% CPR	30% CPR
	Discount Margin	Discount Margin	Discount Margin	Discount Margin	Discount Margin
A-1
Price 100.0000	23	23	23	23	23

WAL	7.57	5.27	3.93	3.05	2.46
Mod Dur	6.38	4.63	3.55	2.81	2.3
Principal Window	Mar05 - Jan23	Mar05 - Jun18	Mar05 - May15	Mar05 - Feb13	Mar05 - Aug11
A-2
Price 100.0000	25	25	25	25	25

WAL	7.57	5.27	3.93	3.05	2.46
Mod Dur	6.21	4.53	3.49	2.77	2.27
Principal Window	Mar05 - Jan23	Mar05 - Jun18	Mar05 - May15	Mar05 - Feb13	Mar05 - Aug11

Discount Mar in Table (To Maturity)

Prepayment Speed	10% CPR	15% CPR	20% CPR	25% CPR	30% CPR
	Discount Margin	Discount Margin	Discount Margin	Discount Margin	Discount Margin
A-1
Price 100.0000	24	24	24	25	25

WAL	7.93	5.66	4.27	3.35	2.71
Mod Dur	6.58	4.87	3.78	3.03	2.49
Principal Window	Mar05 - Jan35	Mar05 - Jan35	Mar05 - Jan35	Mar05 - Jan35	Mar05 - Jan35
A-2
Price 100.0000	26	26	26	27	27

WAL	7.97	5.67	4.27	3.35	2.71
Mod Dur	6.41	4.76	3.71	2.98	2.46
Principal Window	Mar05 - Dec34	Mar05 - Dec34	Mar05 - Dec34	Mar05 - Dec34	Mar05 - Dec34

COMPUTATIONAL MATERIALS FOR SEMT 2005-2

Computational Materials

$338,554,000 (Approximately)

Offered Certificates

Sequoia Mortgage Trust Series 2005-2

Mortgage Pass-Through Certificates Adjustable Rate Residential Mortgage Loans

RWT Holdings, Inc.

Seller

Sequoia Residential Funding, Inc.

Depositor

Wells Fargo Bank, N.A.

Master Servicer and Custodian

February 15, 2005

Recipients must read the information contained in the attached statement.  Do not use or rely on this information if you have not received or reviewed the statement.  If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

COMPUTATIONAL MATERIALS FOR SEMT 2005-2

The attached tables and other statistical analyses (the "Computational Materials") are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities or any of its affiliates.  The issuer of these securities has not prepared or taken part in the preparation of these materials.  None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein.  The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission.  The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein.  As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance.  These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives.  In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials.  Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.  The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials.  The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

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Questions for US RMBS

1.

Are the loans 100% originated by the seller of this transaction? Or are they re-underwritten (wholesale)? Please provide breakdown.

None are originated by the seller.

BofA	$ 21,296,661.00	10.07%
First Magnus	$ 18,028,957.81	8.53%
Greenpoint	$ 62,654,047.90	29.63%
Morgan Stanley	$ 57,450,330.00	27.17%
RFC	$ 21,533,722.27	10.18%

2.

Are the Primary Servicer responsibilities being retained by the issuer or subcontracted/released?

None of the loans are serviced by the seller.

BofA	$ 21,296,661.00	10.07%
GMAC	$ 47,504,056.39	22.46%
Greenpoint $	$ 62,654,047.90	29.63%
Morgan Stanley	$ 57,450,330.00	27.17%
RFC	$ 21,533,722.27	10.18%

3.

What are the Master Servicers responsibilities. Hot back-up or less, please detail. Is it possible to get a copy of the Master servicer bid document?

4.

What is the expected excess spread (bps)? Please provide an excess spread schedule using the note CPR assumptions.

About 100 bps of excess spread but is not available for credit enhancement.  It is certificated as AAA WAC IO.

5.

What interest rate fixing (Prime, 1mth LIBOR etc.) are the loans set against? Loans are either 1m LIBOR or 6m LIBOR.

6.

Average age of the borrowers and the average number of trade lines, including (range).

Not Available

7.

Number of first time buyers

Not Available

8.

What is the servicing fee? Does the servicing fee step-up during the life of the deal? If so dates and amounts?

Servicing Fee varies by Servicer and Originator.  Most are 37.5bps.  There is no step-up.

9.

Are there any servicer advances, if so, are they for both interest and principal, are they refundable and how?

P&I

10.

AAA breakeven CDR under the following assumptions: PPC, forward curve, 40% severity, 12 month recovery lag, & triggers failing. Since credit enhancement is only from subordinated bond, AAA can only withstand 4.25% cumm losses .

11.

When is the optional call date?

10% clean up call…at pricing speed, it’s period 123

12.

What is the step up?

AAA will have x2 margin after clean up date

13.

What is the legal maturity? 3/2025

14.

What are the assumptions used to calculate the hedge balances?  What is the impact of increasing/decreasing the CPR by 5% and 10% (please a table showing readjustments in balances)   No hedges

15.

Who is the hedge counterparty?  If unknown, what are the criteria? Not applicable

16.

If not in term sheet: please send the AFC schedule.  What are the assumptions underlying the cap schedule See comp mat

17.

Is there a hard cap or life cap in the deal? If so, what level 11.5 hard cap

18.

Historical performance from the originator(s) for last 5 years SEMT historical performance attached.

19.

Can I see a breakdown of the geographic split of overall origination in recent years, i.e. is this pool representative? Geographic split will vary depending upon concentration of originators in each security.

20.

Are any of the prepayment penalty fees paid to the benefit of the waterfall? If so, how much and structure of how split?

Prepayment penalties are detailed in the computational materials.

PREPAY TERM (Months)	Number of Mortgage Loans	Principal Balance Outstanding as of the Calculation Statistical Date	% of Aggregate Principal Balance Outstanding as of the Statistical Calculation Date
0	381	$165,721,127.15	78.37%
36	171	45,744,290.41	21.63
Total:	552	$211,465,417.56	100.00%

No prepay penalty flows go into collection account.

21.

Do AAA Class cap payments go directly and only to pay AAA Class shortfalls? Please send the applicable payment waterfall. No hedges

Additional HELOC Questions

1.

HELOC: Is there a maximum annual draw rate for each loan?

2.

Are HELOCs extendable?  Under what conditions are the HELOCs extended.

(i.e borrower conditions etc)

Additional Wrapped Deal Questions

3.

What is the shadow rating?

4.

Do you have the wrap policy?  If not, can you provide a draft version which is not materially different?

5.

What are the wrap fees?